UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2026

Date of Report (Date of earliest event reported)

X3 Acquisition Corp. Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43061	98-1877158
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Excelsior Blvd, Suite 343 Minneapolis, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 612-457-0070

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	XCBEU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XCBE	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	XCBEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated January 22, 2026, X3 Acquisition Corp. Ltd. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating aggregate gross proceeds to the Company of $200,000,000. The Company granted the underwriters a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

As also previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which X3 Acquisition Management LLC, the Company’s sponsor (the “Sponsor”), purchased 5,000,000 warrants (the “Private Warrants”) at a price of $1.00 per warrant, generating total proceeds of $5,000,000. Each Private Warrant entitles the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment.

On January 26, 2026, the underwriters exercised the over-allotment option in part and purchased an additional 2,500,000 Units (the “Over-Allotment Option Units”), at a price of $10.00 per unit, generating gross proceeds of $25,000,000. On January 26, 2026, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private placement of an additional 375,000 Private Warrants to the Sponsor, generating gross proceeds of $375,000. The additional Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

A total of $225,000,000 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Option Units) and the Private Placements on January 22, 2026 and January 26, 2026, were placed in a trust account established for the benefit of the Company’s public shareholders. Included with this report as Exhibit 99.1 is a pro-forma balance sheet reflecting the exercise of the over-allotment option.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated January 26, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2026

X3 Acquisition Corp. Ltd.

By:	/s/ Andrew J. Redleaf
Name:	Andrew J. Redleaf
Title:	Chief Executive Officer